UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )

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☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ITEX Corporation
(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT ─ SUBJECT TO COMPLETION

To Our Valued Stockholders:

You are cordially invited to attend our annual meeting of stockholders which will be held at Embassy Suites, 3225 158th Avenue S.E., Bellevue, WA  98008, on Friday, December 10, 2010, beginning at 10:00 a.m. local time.  The accompanying proxy statement is designed to answer your questions and provide you with important information regarding our Board of Directors and senior management, and provide you information about the items of business which will be acted upon at this year’s annual meeting.

The three nominees for director named in the accompanying proxy statement are the current members of the Board of Directors of ITEX. WHITE proxy cards are being solicited on behalf of the Board of Directors. The Pagidipati Family, LP and certain affiliated entities and persons (“Pagidipati”) are attempting to take control of ITEX by installing their own three nominees in opposition to the Board’s slate of three nominees.

We strongly urge you to vote for the nominees proposed by the current ITEX Board by using the enclosed WHITE proxy card and not to return any proxy card sent to you by Pagidipati.

Whether or not you plan to attend in person, it is important your shares be represented and voted at the meeting. I urge you to sign, date and return the enclosed WHITE proxy card or vote via toll-free telephone number or the Internet as directed on the WHITE proxy card, at your earliest convenience.

On behalf of the Board of Directors, we would like to express our appreciation for your continued interest and investment in ITEX.  We look forward to greeting in person as many of our stockholders as possible.

Sincerely,

Steven White
Chairman of the Board
Chief Executive Officer

October [_____], 2010

PRELIMINARY PROXY STATEMENT ─ SUBJECT TO COMPLETION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
 _____________________________

We will hold the 2010 annual meeting of stockholders of ITEX Corporation, a Nevada corporation (the “Company”), at Embassy Suites, 3225 158th Avenue S.E., Bellevue, WA  98008, on Friday, December 10, 2010, beginning at 10:00 a.m. local time, for the following purposes:

1.	To elect three (3) directors to serve until the next annual meeting of stockholders or until their successors have been elected and qualified;

2.	To ratify the selection of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm for fiscal year 2011;

3.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Only stock holders of record at the close of business on October 19, 2010 will be entitled to notice of, and to vote at, this meeting. Please vote in one of the following ways:

•	use the toll-free telephone number on your WHITE proxy card to vote by phone;

•	visit the website noted on your WHITE proxy card to vote via the Internet; or

•	sign, date and return your WHITE proxy card in the enclosed postage-paid envelope to vote by mail.

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, you are urged to promptly complete, sign, date and return the enclosed WHITE proxy card in the envelope provided (or follow the instructions set forth in the enclosed proxy to vote by telephone or the Internet). If you decide to attend the annual meeting, you will be able to vote in person, even if you have previously submitted your proxy.  However, in order to vote your shares in person at the meeting, you must be a stockholder of record or hold a valid proxy from your broker permitting you to vote at the meeting. For directions to the meeting, please visit the ITEX website at www.________.com, or call 1-800-277-9722. If you have any questions or need assistance in voting your shares of ITEX stock, please call Alan Zimmelman at 1-800-277-9722, extension 4017.

Important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 10, 2010.

The proxy statement and the fiscal 2010 Annual Report of ITEX Corporation are available at:

www.[_________________]

ITEX has received a notice from Pagidipati Family, LP and certain affiliated entities and persons (“Pagidipati”) of their intent to nominate three directors in opposition to the slate of directors nominated by the Board of Directors. If Pagidipati’s three nominees are elected, they would constitute all of the Board members and would take over control of the company. The Board urges you not to sign or return any proxy cards sent to you by Pagidipati. If you have previously submitted a proxy card sent to you by Pagidipati, you may revoke it and vote for the Board of Directors’ nominees by using the enclosed WHITE proxy card.

By Order of the Board of Directors

John Wade,
Secretary
Bellevue, Washington
October [_____], 2010

PROXY STATEMENT
____________________

INFORMATION ABOUT THE MEETING AND VOTING

Why did I receive these proxy materials from ITEX?

The Board of Directors of ITEX Corporation has made these materials available to you on the Internet or has delivered printed versions of these materials to you by mail, in connection with the solicitation by the Board of Directors of proxies for use at the 2010 Annual Meeting of Stockholders which will be held on December 10, 2010, at 10:00 a.m. local time, at Embassy Suites, 3225 158th Avenue S.E., Bellevue, WA  98008.  We made these materials available to stockholders beginning on October [_____], 2010.  Our stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

What is included in these materials?

These materials include:

o	Our proxy statement for the annual meeting; and

o	Our 2010 annual report on Form 10-K, which includes our audited consolidated financial statements.

If you were mailed a full set of proxy materials or requested printed versions of these materials by mail, these materials also include the WHITE proxy card for the annual meeting

What am I voting on?

There are two items that will be voted on at the annual meeting:

o	the election of three (3) directors; and

o	ratification of the selection of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm for fiscal year 2011

What are our Board of Directors’ voting recommendations?

Our Board unanimously recommends that you vote your shares “FOR” each of the Board’s nominees on the WHITE proxy card and “FOR” the ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC.

Who is entitled to vote?

Stockholders of record at the close of business on the record date, October 19, 2010 (the “Record Date”), are entitled to vote on matters that come before the meeting.  At the close of business on the Record Date, we had approximately 3,605,583 outstanding shares of ITEX common stock.

How do I vote for the Board’s recommended nominees?

If You Are a Registered Holder of Common Stock (Stockholder of Record)

If your shares are registered directly in your name with our transfer agent, OTR, Inc., you are considered the stockholder of record with respect to those shares.  If you are a registered holder of common stock (including unvested restricted stock), you may vote your shares either by voting by proxy in advance of the meeting or by voting in person at the meeting. Whether or not you plan to attend the meeting, we urge you to promptly submit a proxy in one of the following ways:

o	use the toll-free telephone number on your WHITE proxy card to vote by phone;

o	visit the website noted on your WHITE proxy card to vote via the Internet; or

o	sign, date and return your WHITE proxy card in the enclosed postage-paid envelope to vote by mail.

By submitting a proxy, you are legally authorizing another person to vote your shares on your behalf. We urge you to use the enclosed WHITE proxy card to vote “FOR” the Board’s nominees. If you submit your executed WHITE proxy card, but you do not indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations set forth in this proxy statement. If you later decide to attend the meeting and vote in person, that vote will automatically revoke any previously submitted proxy.

If You Hold Your Shares in “Street Name” (Beneficial Owner)

If you hold your shares in “street name,” i.e., through a bank, broker or other holder of record (a “custodian”), your custodian is considered the stockholder of record for purposes of voting at the annual meeting.  Your custodian is required to vote your shares on your behalf in accordance with your instructions. If you do not give instructions to your custodian, your custodian will not be permitted to vote your shares with respect to “non-discretionary” items, such as the election of directors. Accordingly, we urge you to promptly give instructions to your custodian to vote “FOR” the Board’s nominees by using the WHITE voting instruction card provided to you by your custodian. You will be given the option of voting over the Internet, by phone, by mail or in person.  Please note that if you intend to vote your street name shares in person at the meeting, you must provide a “legal proxy” from your custodian at the meeting.

If you do not provide your custodian with specific voting instructions, the custodian that holds your shares may vote on routine matters.  We believe Proposal 2 (ratification of auditors) will be considered routine. If you do not give instructions with respect to the election of directors, your custodian will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted.

What if I receive proxy materials from Pagidipati?

Pagidipati has provided notice of their intent to propose their own directors nominees for election at the annual meeting in opposition to the Board’s recommended nominees, and to solicit proxies for that purpose.  As a result, the number of nominees for election as directors will exceed the number of directors to be elected at the annual meeting.  The three nominees standing for election who receive the greatest number of votes cast at the meeting will be elected as directors.

Nominations made by Pagidipati are NOT endorsed by the Board. Because the Board currently consists of three directors, if Pagidipati’s three nominees are elected they would constitute all of the Board members and would take over control of the company.

The Board recommends that you DO NOT sign or return any proxy card that may be sent to you by Pagidipati, even as a protest. Voting against Pagidipati’s nominees on the [______] proxy card that they send you is not the same as voting for the Board’s nominees. If you have previously submitted a [_____] proxy card, we urge you to revoke that proxy by voting in favor of the Board’s nominees by using the enclosed WHITE proxy card. Only the latest validly executed proxy that you submit will be counted.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are making this proxy statement and our annual report available on the Internet. On October [_____], 2010, we mailed a Notice to most of our stockholders containing instructions on how to access the proxy statement and annual report and vote online. In addition, these stockholders may request by telephone, by Internet or by email to receive proxy materials in printed form or electronically by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

o	View our proxy materials for the annual meeting on the Internet; and

o	Instruct us to send future proxy materials to you electronically by email.

If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Can I change my vote?

        You can change your vote by revoking your proxy at any time before it is exercised at the meeting in one of four ways:

o	vote again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the meeting will be counted); or

o	submit a proxy card with a later date;

o	vote in person at the annual meeting;

o	notify the ITEX Corporate Secretary in writing before the annual meeting that you are revoking your proxy.

Attendance at the annual meeting will not automatically revoke your previously granted proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked.

Why did I receive only one set of proxy materials although there are multiple stockholders at my address?

If one address is shared by two or more of our stockholders, we send only one set of proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as householding, is used to reduce printing and postage costs.  A separate proxy card is included in the voting materials for each of these stockholders. If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request to receive a separate copy of these materials at no cost to you. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us to request future delivery of a single copy of these materials. If you are a beneficial owner of shares held in street name, you can request or cancel householding by contacting your bank, broker, or nominee.

You may contact us regarding these matters by writing or calling us at:

ITEX Corporation
Attn: Investor Relations
3326 160th Avenue SE, Suite 100
Bellevue, WA  98008
1-800-277-9722 (extension 4017)

What constitutes a quorum for the annual meeting?

The presence of the owners of 51 percent of the shares entitled to vote at the annual meeting is required in order to hold the meeting and conduct business.  Presence may be in person or by proxy.  You will be considered part of the quorum if you voted on the Internet, by telephone or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the annual meeting.

What is required to approve each proposal?

Election of Directors:  The three nominees who receive the most votes will be elected.  Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Ratify the Appointment of our Independent Auditors:  To ratify the appointment of our independent auditors, the number of shares voted in favor of the proposal must exceed the number of shares voted against.  Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Other Matters:  Approval of any unscheduled matter, such as a matter incident to the conduct of the meeting, would require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

How can I attend the annual meeting?

You are invited to attend the annual meeting only if you were an ITEX stockholder or joint holder as of the close of business on October 19, 2010 or if you hold a valid proxy for the annual meeting.  In addition, if you are a stockholder of record (owning shares in your own name), your name will be verified against the list of registered stockholders on the Record Date prior to your being admitted to the annual meeting.  If you are not a stockholder of record but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the Record Date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee.

Where can I find voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting and publish results on Form 8-K within four business days of the meeting.

What is the deadline for submitting proposals for next year’s annual meeting or to nominate individuals to serve as directors?

You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Stockholder Proposals:  Stockholders who wish to submit proposals for inclusion in ITEX’s 2011 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must submit their proposals so that they are received at our principal executive offices no later than the close of business on June _____, 2011, which is 120 calendar days prior to the anniversary of this year’s proxy mailing date.  A stockholder who wishes to submit a proposal under Rule 14a-8 must qualify as an “eligible” stockholder and meet other SEC requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Our bylaws provide that for an eligible stockholder proposal to be considered for inclusion in ITEX’s proxy statement for the annual meeting next year (other than matters properly brought under SEC Rule 14a-8), the written proposal must be delivered to the Corporate Secretary of ITEX at our principal executive offices not less than 90 nor more than 150 days before the anniversary of this year’s annual meeting.  As a result, any notice given by a stockholder pursuant to these provisions of our bylaws (and not pursuant to the SEC Rule 14a-8) must be received no earlier than July 12, 2011, and no later than September 13, 2011, unless the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the this year’s annual meeting.  In that case, we must receive proposals not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 15th day following the day on which we first make a public announcement of the date of the meeting. To be in proper form, a stockholder’s notice must include the specified information concerning the proposal as described in our bylaws. A copy of the bylaws may be obtained from the Corporate Secretary by written request, and also is available on our corporate web site at www.itex.com on the “Investor Relations” page under the link “Governance — Corporate Bylaws.”

Nomination of Director Candidates:  You may propose director candidates for consideration by the Board’s Nominating Committee.  Any such recommendations should include the information specified described in our bylaws, which includes the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of ITEX at our principal executive offices: ITEX Corporation, 3326 – 160th  Ave SE, Suite 100, Bellevue, WA  98008, within the time period described above under “Stockholder Proposals” for proposals other than matters brought under SEC Rule 14a-8.

How may I communicate with ITEX’s Board or the non-management directors on ITEX’s Board?

You may contact any of our directors by writing to them c/o ITEX Corporation, 3326 – 160th  Ave SE, Suite 100, Bellevue, WA  98008.  You may also send an email to ITEX’s Board at board@itex.com.  Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication.  We may initially receive and process communications before forwarding them to the applicable director.  We generally will not forward to the directors a shareholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about ITEX. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chair of the Audit Committee at the email address above. Our directors may at any time review a log of all correspondence received by ITEX that is addressed to the independent members of the Board and request copies of any such correspondence.

ELECTION OF DIRECTORS
PROPOSAL 1

Nominees for Election as Directors of ITEX Corporation

Our Board of Directors is currently composed of three (3) members.  It is intended that proxies in the accompanying form will be voted for the election of three nominees to constitute the Board of Directors of ITEX.  These nominees are Steven White, Eric Best and John Wade each of whom has consented to serve and be named in this proxy statement.  The Board recommends that you use the enclosed WHITE proxy card to vote “FOR” each of the Board’s three nominees for Director.

Directors elected at the annual meeting will hold office until the next annual meeting or until their successors have been elected and qualified.  Each of the three nominees for director is currently a director of the Company.

Business Experience

The name, age, present principal occupation or employment, directorships and the material occupations, positions, offices or employments for at least the past five years, of each current director of ITEX Corporation are set forth below. Unless otherwise indicated, each person has held the occupation listed opposite his name for at least the past five years.

Name	Age	Current Principal Occupation or Employment and Five-Year Employment History	Director Since

Steven White	52	Chief Executive Officer, Interim Chief Financial Officer and Chairman of the Board of Directors of ITEX Corporation (2003-present); President Lakemont Capital (2002-2003); Sr. Vice President of Network Commerce (2000-2001); Chief Executive Officer and Founder of Ubarter.com (1996-2000); President and Founder of Cascade Trade Association (1983-1996)	2003

Eric Best	41	Director of ITEX Corporation (2003-present); Chief Executive Officer of Mercent Corporation; Chief Executive Officer of Emercis (1998-2000); Chief Executive Officer of MindCorps (1996-1999); Co-Founder at Impresys (2009 – present); Chairman of the Board of Directors of Morse Best Innovation (2000-present). Member of Seattle Pacific University Entrepreneurial Studies Council	2003

John A. Wade	48	Director, Secretary and Treasurer of ITEX Corporation (2003-present); Chief Financial Officer of Aptimus, Inc. (1998-2007); Chief Financial Officer and Chief Operating Officer of Buzz Oates Enterprises (1994-1998)	2003

Director Qualifications and Skills

We believe that each of our nominees has professional experience in areas relevant to our strategy and operations.  Each of our Directors served in key management positions in a range of companies, including businesses through which they have developed, as a group, expertise and experience in core business skills such as strategy and business development, innovation, operations, brand management, finance, compensation and leadership development, and compliance and risk management. We also believe each of our nominees has other attributes necessary to create an effective board: the willingness to engage management and each other in a constructive and collaborative fashion; high personal and professional ethics, integrity and values; good judgment; analytical minds; the willingness to offer a diverse perspective; the ability to devote significant time to serve on our Board and its committees; and a commitment to representing the long-term interests of all our stockholders. As a collective, our Board has a broad set of competencies and experiences making it well suited to further the interests of ITEX, its stockholders and other stakeholders.

Set out below are the education, specific experience, qualifications, attributes and skills of each of our directors which led the Board to the conclusion that each individual should be nominated as a director of the Company.

Steven White meets all of the Director qualifications described below—under “Director Qualifications and Nominations.”  Mr. White has more than 27 years of entrepreneurial and executive and board-level experience in the barter industry, including principal executive officer positions, in addition to ITEX Corporation, at Ubarter.com and Cascade Trade Association.   This extensive experience allows Mr. White to bring to the Board a deep insight into the operations, challenges and issues facing the Company and the barter industry in general.

Since 2003, Mr. White has been the Chief Executive Officer of ITEX during which time ITEX has: (1) achieved seven consecutive years of profitable operations; (2) strengthened its balance sheet and eliminated all long-term debt; (3) increased its revenue by 60% since 2003; (4) increased annual operational cash flow from a net loss in 2003 to $2.5 million in 2010; (5) increased its stockholder equity from a negative ($.5) million in 2003 to $14.9 million in 2010; (6)  increased its broker locations from 60 in 2003 to 90 in 2010; (7) successfully negotiated, integrated and completed four key acquisitions solidifying ITEX’s leading industry position; and (8) seen its stock price increase by approximately 700%.

From 1996 to 2000, Mr. White was the President and Chief Executive Officer of Ubarter.com, a web-based cashless trading community originally founded by Mr. White in 1983 as Cascade Trade Association, during which time he supervised and managed the affairs of a public company.  In June 2000, Mr. White directed the sale of Ubarter.com to Network Commerce, an Internet-based technology infrastructure and services company.

Eric Best meets all of the Director qualifications described below—under “Director Qualifications and Nominations.”  In particular, Mr. Best has more than 16 years of entrepreneurial, executive, finance and board-level experience in the technology sector.  Mr. Best’s technology experience includes founding MindCorps, an e-commerce systems integrator acquired by Amazon.com in 1999, and Emercis, an e-commerce tools provider acquired by Impressa in 2000.  Mr. Best founded and is currently CEO of Mercent Corporation, a profitable software-as-a-service venture backed by institutional investment from Madrona Venture Group, The Hillman Company, and TVC Capital that enables retailers to sell through online merchandising channels.  Mr. Best is also founder and Chairman of Seattle-based Morse Best Innovation, a technical marketing agency serving clients such as Microsoft, Lexmark, and WRQ.  He also co-founded Impresys, a software product company that helps customers create more effective software marketing programs, presentations, and online tutorials. At Amazon.com, he helped manage the company’s major business partnerships and open technology platform initiatives. This experience allows Mr. Best to bring to the Board substantial knowledge of the technology sector and meaningful insight into the branding, commercialization, software development, financial and capital-related issues technology companies face. He is a graduate of Seattle Pacific University and a member of the SPU Entrepreneurial Studies Council and Society of Fellows. Mr. Best has been a director of the Company since February 2003.

John A. Wade meets all of the Director qualifications described below—under “Director Qualifications and Nominations.” He served as Chief Financial Officer of Aptimus, Inc. (NASDAQ:APTM), a public online direct marketing company, from 1998 to 2007, while that company was involved in strategic and financing transactions. Prior to joining Aptimus, Mr. Wade served as CFO and COO for Buzz Oates Enterprises, a real estate development company.  Mr. Wade has a Bachelor of Science degree in business administration with a concentration in accounting from the San Diego State University School of Business and has been a CPA since 1987.  Mr. Wade has more than 28 years of financial and accounting expertise, including developing disclosure and internal controls for public corporations. This experience allows Mr. Wade to bring to the Board substantial financial and accounting knowledge, process controls, and valuable insights as it reviews its strategic alternatives. Mr. Wade has been a director of the Company since February 2003.

Executive Officers

Steven White has served as Chief Executive Officer and Interim Chief Financial Officer of the Company since June 2003.  See background information above for Mr. White under the heading “Director Qualifications and Skills.”

The Board recommends that you vote “FOR” the election of each nominee for director named above using the enclosed WHITE proxy card.

CORPORATE GOVERNANCE

Meetings and Committees of the Board

The Board of Directors represents the interests of our stockholders as a whole and is responsible for directing the management of the business and affairs of ITEX.  Our Board of Directors is currently composed of three members.  Each director currently serves until the next annual meeting of stockholders or until his successor is duly elected and qualified.  Our bylaws provide that the authorized number of directors may be between three and five, with the exact number to be determined by a majority of our Board of Directors or stockholders.

The Board of Directors held five meetings during fiscal 2010 which were attended by all directors.  There were four Audit Committee meetings during fiscal 2010 and one Compensation & Nominating Committee meeting, which were attended by all committee members.  Directors are encouraged to attend the annual meetings of ITEX stockholders.  All current directors attended the last annual meeting of stockholders.  Below is a table that provides membership and meeting information for each of the Board committees:

Name	Audit	Compensation & Nominating
Mr. Wade	◆*	◆*
Mr. Best	◆	◆
Total meetings in fiscal year 2010	4	1

* Committee Chairperson

The standing committees of the Board of Directors of the Company are the Audit Committee and the Compensation and Nominating Committee.  Our Board of Directors may establish other committees to facilitate the management of our business.  Below is a description of each committee of the Board of Directors.

Audit Committee

The Audit Committee assists our Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices.  The Audit Committee’s role includes discussing with management the Company’s processes to manage business and financial risk, and for compliance with applicable legal and regulatory requirements. The Audit Committee is responsible for the appointment, replacement, compensation, and oversight of the independent registered public accounting firm engaged to prepare and issue audit reports on our financial statements, and conferring with them concerning the scope of their examination of the books and records of the Company.  The Audit Committee relies on the expertise and knowledge of management and the independent accounting firm in carrying out its oversight responsibilities.  The specific responsibilities in carrying out the Audit Committee’s oversight role are set forth in the ITEX Audit Committee Charter, a copy of which is available on the investor relations portion of our website at www.itex.com.

The Audit Committee consists of Messrs. Wade and Best.  During fiscal 2010 the Company retained Mr. Wade as a consultant to assist with internal audit matters.  As a result, Mr. Wade is not independent as defined by the NASDAQ Marketplace Rules for requirements relating to audit committees.  However, since payments for his services fall below the independence thresholds set forth in the NASDAQ listing standards, the Board determined that Mr. Wade remains “independent” as defined by the NASDAQ Marketplace Rules for purposes of serving as a director and a nomination committee member. The Board believes that the valuable contribution Mr. Wade makes to the Audit Committee outweighs any concerns arising out of the fact that he does not satisfy the independence requirement of the NASDAQ Marketplace Rules for audit committee members.  In addition, the Board has determined that John Wade has the requisite attributes of an “audit committee financial expert” as defined by Securities and Exchange Commission rules, which is basically limited to those who have prepared, audited, or directly supervised the audit of comparable public company financial statements.  The Board has determined that Mr. Best is independent as defined by the NASDAQ Marketplace Rules and Exchange Act Rule 10A-3.  In making the independence determination, the following relationships were considered: The CEO of ITEX is a board member of Morse Best, a company controlled by Mr. Best, but the CEO does not serve on that company’s compensation committee. After a review of the relevant information concerning these circumstances, the Board determined that this does not constitute a material relationship that affects Mr. Best’s independence. Our Board believes each Audit Committee member has sufficient experience and knowledge in financial and auditing matters to effectively serve and carry out the duties and responsibilities of the Committee.

Compensation and Nominating Committee

The Compensation Committee reviews retirement and benefit plans and salaries and incentive compensation to be provided to our executive personnel, employees, and consultants, and recommends appropriate compensation and benefit levels.  The Compensation Committee also administers our current equity incentive plan, including recommending the issuance of grants and options under the plan to our employees, consultants and directors and, in general, oversees general policy matters relating to any compensation plans, including payroll, option, stock, medical and bonus plans.

In its function as Nominating Committee, the Committee is responsible for identifying and recommending to the Board of Directors qualified nominees to become board members and considers stockholder recommendations for nominees to fill Board positions if such recommendations are received.  The Nominating Committee also makes recommendations to the Board of Directors regarding the size and composition of the Board, recommending Board committee assignments, as well as carrying out the duties set forth in the ITEX Nominating Committee Charter.  The ITEX Nominating Committee Charter is available on the investor relations portion of our website at www.itex.com.  The Compensation and Nominating Committee consists of Messrs. Wade and Best.  The Board has determined that the two members of the Compensation and Nominating Committee are independent as defined by NASDAQ Marketplace Rules.

Director Qualifications and Nominations

Minimum Qualifications and Nominating Process

The Nominating Committee has established certain minimum qualifications for directors, including being able to read and understand basic financial statements, being over 25 years of age, having business experience at a policy-making level, and having high moral character.  They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties.  Their service on other boards of public companies should be limited to a number that permits them to perform responsibly all director duties.  The Committee retains the right to modify these minimum qualifications from time to time.

The Committee’s process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews the directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term.  Upon receipt of a recommendation from any source, including stockholders, the Committee will take into account whether a Board vacancy exists or is expected or whether expansion of the Board is desirable. In making this determination, the Committee may solicit the views of all directors. If the Committee determines that the addition of a director is desirable, it will assess whether the candidate presented should be nominated for Board membership. The Committee will use its network of contacts to compile a list of potential candidates, which may include candidates that come to the attention of the Nominating Committee through stockholders, search firms or other persons.  While the Committee may consider whatever factors it deems appropriate in its assessment of a candidate for board membership, candidates nominated to serve as directors should in the Committee’s judgment:

•
be able to represent the interests of the Company and represent fairly and equally all of its stockholders, and not be disposed by affiliation or interest to advance or favor any particular individual, group or class of stockholders or other constituency;

•	possess the background and demonstrated ability to contribute to the Board’s performance of its collective responsibilities, through senior executive management or relevant professional experience;

•	Have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company;

•	be able to contribute to the collective functioning of the Board;

•	be able to devote the time and attention necessary to serve effectively as a director; and

•	be able to attend Board meetings in person without an undue expense burden to the Company.

The Committee will consider whether the nominee must or should be independent, which determination is based upon the Company’s charter and bylaws, applicable securities laws, the rules and regulations of the SEC, applicable NASDAQ rules, and the advice of counsel.The Committee may also take into consideration whether a candidate’s background and skills meet any specific needs of the Board that the Committee has identified. The Committee will preliminarily assess the candidate’s qualifications with input from the chief executive officer. If, based upon its preliminary assessment, the Committee believes that a candidate is likely to meet the criteria for Board membership, the chairman will advise the candidate of the Committee’s preliminary interest and, if the candidate expresses sufficient interest, the chairman, with the assistance of the corporate office, will arrange interviews of the candidate with members of the Committee and with the chief executive officer, either in person or by telephone. After the members of the Committee and the chief executive officer have had the opportunity to interview the candidate, the Committee will meet to consider whether to recommend to the Board that it nominate the candidate for election to the Board.

The Committee does not have a specific policy regarding the diversity of the Board. Instead, the Nominating Committee considers the Board’s overall composition when considering director candidates who satisfy the factors outlined above, including whether the Board has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of the Company’s current and expected future needs. In addition, the Nominating Committee believes that it is desirable for new candidates to contribute to a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences.

Stockholder nominees

The Nominating Committee will consider director candidates recommended by stockholders, provided the recommendations include certain specified information. In addition, to be timely the recommendation must be received by the Corporate Secretary within the time period prescribed for “Stockholder Proposals” for proposals other than matters brought under SEC Rule 14a-8. See “Information About the Meeting and Voting — What is the deadline for submitting proposals for next year’s annual meeting or to nominate individuals to serve as directors? — Nomination of Director Candidates” on page 4. The Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder or not.

Board Policies and Practices

Code of Ethics

We have adopted a Code of Ethics that applies to our executive officers, including financial officers and other finance organization employees.  The Code of Ethics is available on the investor relations portion of our website at www.itex.com.  Our Board did not grant any waivers of any ethics policies in fiscal 2010 to our executive officers.  If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the code to our executive officers, we will disclose the nature of such amendment or waiver on that website or in a report on Form 8-K.

Board Leadership Structure and Risk Oversight

The Board does not have a specific policy regarding separating the positions of chief executive officer and chairman.  For the past seven years, the Company has not separated the positions, nor has it utilized a lead independent director.  We value independent oversight, and all of our directors, except our chairman, are independent.  Steven White is our chairman and chief executive officer. In this dual role, Mr. White is well situated to execute strategy and business plans to maximize stockholder value.  He is able to utilize the focus and perspective he has gained in operating the company to effectively and efficiently guide the Board. He fulfills his responsibilities in chairing the Board through close interaction with the other directors.  We believe this leadership structure is appropriate for our current purposes and our stockholders at this time. Mr. White has served with distinction in his dual role as demonstrated by our continually improving performance. He is accountable to the Board, has a strong and effective working relationship with the other directors, and has the confidence of the Board to continue leading the Company forward. We also believe our Board leadership is enhanced by the fact that all of our directors live, work, and have business interests in our service area, and, therefore, have access to information about ITEX and its operations from sources other than our management’s presentations to the Board. Our internal and external auditors report directly to our Audit Committee and the full board.  Furthermore, as a smaller reporting company we value parsimony, efficiency and cost savings.  From the perspective of corporate performance, we see no operational reason to split the positions at this time.  A combined position eliminates any potential conflict between the CEO and the chair which can be counterproductive for corporate performance.

Our Board is actively involved in oversight of risks that could affect the Company. The Board receives reports from members of our management team on areas of material risk to us, including operational, financial, legal and regulatory, and strategic risks. These reports are reviewed by the full Board, or, where responsibility for a particular area of risk oversight is delegated to a committee, the committee reviews the report and then reports to the full Board. Periodically, with the assistance of management, the Audit Committee undertakes an assessment of the main strategic, operational and financial risks the Company is facing based on its strategic objectives, and reviews the steps that management is taking to address and mitigate the risks. The Compensation Committee reviews our compensation programs company-wide to assess whether they encourage our employees to take unnecessary or excessive risks that could have a material adverse effect on our business.  The Compensation Committee seeks to appropriately tailor compensation programs to encourage employees to grow our business, but not incent them to do so in a way that poses unnecessary or excessive material risk to the Company.

We recognize that different board leadership structures may be appropriate for companies in different situations. We will continue to re-examine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the Company’s needs and allow the Board to freely perform its management oversight function.

Director Compensation Table

The following table sets forth information concerning the compensation of the Company’s non-employee directors for fiscal 2010.

Name	Fees Earned or Paid in Cash	Stock Awards	Total
Eric Best	$30,000	$—	$30,000
John A. Wade	$30,000	$—	$30,000

Narrative to Director Compensation Table

During fiscal 2010, non-employee directors each received an annual Board retainer of $30,000. No options or restricted stock awards were granted to non-employee directors.  No additional payments were made for committee service.  No reimbursements were paid in fiscal 2010 for travel or other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors or its committees and Board-related activities.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information that has been provided to the Company regarding the beneficial ownership as of September 30, 2010 of the Company’s common stock by (a) each person who is known by the Company to be a beneficial owner of more than five percent of the outstanding common stock of the Company, (b) each director or director nominee of the Company, (c) each of the named executive officers, and (d) all directors and executive officers of the Company as a group.

Name and Address (1) Of Beneficial Owner	Shares (2) Beneficially Owned	Percent (3) of Voting Shares

Current Directors and Executive Officers:
Steven White(4)	387,684	10.8%
Eric Best	25,000	*
John Wade	52,000	1.4%

All current directors and executive officers as a group (3 persons)	464,684	12.9%

Other Beneficial Owners:
Western Sizzlin Corporation(5)	313,040	8.7%
The Pagidipati Group (6)	474,441	13.2%

*    Less than one percent.

(1)	Except as noted below, the business address of the current directors and executive officers is c/o ITEX Corporation, 3326 – 160th Ave SE, Suite 100, Bellevue, WA 98008.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are exercisable within 60 days of September30, 2010 are deemed outstanding.  These shares, however, are not deemed outstanding for purposes of computing the ownership of any other person.  To our knowledge, except as indicated in the footnotes to this table and subject to applicable community property laws, the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3)	Percentage of beneficial ownership is based upon 3,605,583 voting shares outstanding as of the Record Date.

(4)	Mr. White has 26,000 unvested restricted stock awards outstanding.

(5)	The address of Western Sizzlin Corporation is 416 South Jefferson Street, Suite 600, Roanoke, Virginia 24011.

(6)
The latest Schedule 13D received by the Company and subsequent Forms 4 filings indicated that 474,441 shares are held by Pagidipati Family, LP, Rahul Pagidipati, Devaiah and Rudrama Pagidipati, Sanjeev Parsad, Alnesh Mohan, MPIC Fund I, LP, MPIC Canadian LP, Corner Market Capital Management, Inc., Corner Market Capital U.S., Inc., Corner Market Capital Corp., David Polonitza, Richard and Greta Polonitza, G. Andrew Cooke, Kirk Anderson and Paul W. Kim (the “Pagidipati Group”).  The address of Mr. David Polonitza, chairman of the group’s nominating committee, is 2550 Nelsonville Road, Boston, Kentucky 40107.

Executive Compensation

The following table provides summary information about compensation received by our Chief Executive Officer and, when applicable, the two other highest paid executive officers (collectively, the “named executive officers”) for the fiscal years ended July 31, 2010 and July 31, 2009. The named executive officer did not receive stock options during fiscal years 2010 and 2009.

Summary Compensation Table*

Name and Principal Position	Year	Salary (1)	Stock Awards (2)	All Other Compen- sation (3)	Total

Steven White, CEO and	2010	$235,577	$132,600	$59,916	$428,093
Interim CFO	2009	$164,423	$12,750	$14,450	$191,623

(*)	Columns in the Summary Compensation Table that were not relevant to the compensation paid to the named executive officers were omitted.

(1)	Mr. White contributed a portion of his salary to the Company’s 401(k) savings plan, which was matched with an employer contribution until December 31, 2009.

(2)
The amount represents the grant date fair value of stock awards, computed in accordance with FASB ASC 718.  The value is based on the closing price of the Company’s common stock on the date of grant. Stock awards for Mr. White in 2010 reflect a restricted stock grant of 39,000 shares granted on October 8, 2009. The award vests equally over a 36-month period. The 2009 amount reflect 6,000 shares awarded for service on the board of directors in 2009.

(3)
This column includes the “tax gross-up” amount paid to reimburse Mr. White for taxes on income realized in connection with the grant of stock awards, which was $57,247 in 2010 and $4,585 in 2009.  The 2010 amount includes $650 of dividends paid on unvested restricted stock. Included are matching contributions under our 401(k) plan for Mr. White of $2,019 in 2010 and $9,865 in 2009.  All employees were eligible to contribute a portion of their compensation to our 401(k) Plan on a pre-tax basis and, until December 31, 2009, receive a matching employer contribution of up to 6.0% of their eligible compensation. All 401(k) participants are treated equally with respect to our 401(k), and we do not have preferential matching for our executive officers.

Narrative to Summary Compensation Table

We have an equity incentive plan (“2004 Plan”) which allows for grants of nonqualified and incentive stock options and stock awards to eligible employees, directors, officers or consultants.  On October 8, 2009, we issued 39,000 shares of restricted common stock with a grant date fair value of $132,600 to Mr. White as equity incentive grants under the 2004 Plan.  The shares vest over a three-year period, with one thirty sixth (1/36) of the granted shares vesting each month.

Employment and Change-in-Control Agreements. Our named executive officers are employed at will and do not have employment agreements. Our Compensation Committee believes that employment agreements generally encourage a short-term rather than long-term focus, provide inappropriate security to the executives and undermine the team spirit of the organization.  The terms of our restricted stock awards to named executive officers generally provide that each share of restricted stock issued under the 2004 Plan will immediately vest in the event that we are acquired by merger or asset sale, or in the event there is a change in control or ownership of ITEX.

During 2009 we entered into a Change of Control Agreement with Mr. White.  The Change in Control Agreement defines the benefits Mr. White would receive in connection with a “change of control,” (as defined below), or change in control events coupled with the loss of his employment. Upon a change of control Mr. White would receive a lump sum payment equal to one times his base salary and immediate vesting of all equity-based compensation.  Upon termination of his employment as CEO either by the Company without “cause,” or by Mr. White for “good reason” (as defined below) after a change in control occurs, Mr. White would receive a severance payment equal to two times his base salary.  He would also receive a continuation of health and insurance benefits if the severance payment is made over a severance period rather than as a lump sum payment.  The severance payment may be reduced if it would otherwise be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any similar tax.  Under the agreement, Mr. White is subject to certain non-competition and non-solicitation provisions for one year after termination, and payment of severance benefits is conditioned upon his execution of a release of claims in favor of the Company.

A “change in control” generally is defined as of any of the following events: the incumbent directors cease to constitute a majority of the members of the Board; the consummation of a consolidation or merger of ITEX with another business entity; any person becomes a beneficial owner, directly or indirectly, of 30 percent or more of the combined voting power of ITEX; the disposition of all or substantially all of the assets of ITEX: the closure and winding up of ITEX’s business and related affairs or the approval bystockholders of a plan of complete liquidation or dissolution of ITEX. “Good reason” for termination by the executive of his employment generally means the occurrence (without the executive’s consent) of any one of the following acts: the assignment to Mr. White of diminished duties or responsibilities; a reduction in his annual base compensation; a failure of the board to nominate him as a director of the Company; the relocation of his principal place of employment to a location outside of a 25-mile radius; the failure by the Company to pay him any portion of his current compensation or provide him substantially similar benefits; or any purported termination of his employment without specified notice.

Personal Benefits. ITEX seeks to maintain a corporate culture in which its officers are not entitled to operate under different standards than other employees.  We do not have programs for providing personal-benefit perquisites to officers, such as financial counseling, reserved parking spaces, athletic club memberships, company car, home security, permanent lodging or defraying the cost of personal entertainment or family travel.  ITEX’s health care and other employee-benefit programs are the same for all eligible employees, including its officers.

Outstanding Equity Awards at Fiscal Year End

The following table provides information on unvested stock awards held by the named executive officers on July 31, 2010.

	Option Awards	Stock Awards
Name		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)

Steven White, CEO	N/A	26,000	(1)	$123,500

(1)	Represents outstanding grants of restricted common stock, which vest in thirty-six equal monthly installmentsover a three-year period.

(2)	Market values have been calculated using a stock price of $4.75 (closing price of common stock on July 30, 2010, the last trading day of fiscal 2010).

Securities authorized for issuance under equity compensation plans

The following table gives information about equity awards under the Company’s 2004 Equity Incentive Plan and individual equity arrangements as of July 31, 2010.

	(a)		(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans [excluding securities reflected in column (a)]
Equity compensation plans approved by security holders	―		―	0	(1)
Equity compensation plans not approved by security holders	20,000	(2)	$4.75	20,000
Total	20,000		―	20,000

(1)	Represents the balance of securities issuable under the 2004 Equity Incentive Plan.

(2)	Represents shares underlying a warrant issued to an investor relations consultant. There were no other outstanding options, warrants or rights as of July 31, 2010.

Transactions with Related Persons

ITEX and its subsidiaries had no transactions, nor are there any currently proposed transactions, in which ITEX or its subsidiaries was or is to be a participant, the amount involved exceeded $120,000, and any director or director nominee, executive officer or any of their immediate family members, or any promoter or control person, had a material direct or indirect interest.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent of our common stock, file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.  Officers, directors and greater-than-ten percent stockholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file.  Specific due dates have been established by the SEC, and we are required to disclose in this report any failure to file by those dates.

We believe that there has been compliance with all Section 16(a) filing requirements applicable to our officers, directors and ten-percent beneficial owners.

Audit Related Matters

Independent Registered Public Accountants

The firm of Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”) has been selected as independent registered public accountants for the Company. EKS&H has been our independent audit firm since 1998.  Among other matters, the Audit Committee concluded that current requirements for audit partner rotation, auditor independence through limitation of services and other regulations affecting the audit engagement process substantially assist in maintaining auditor independence despite the long-term nature of EKS&H’s services to us.  We obtain tax services from another service provider.

Fees Paid to EKS&H (Audit and Non-Audit Fees)

The following table presents fees for professional audit services rendered by Ehrhardt Keefe Steiner & Hottman PC for the audit of our annual financial statements for the years ended July 31, 2010 and 2009, and the reviews of the financial statements included in each of our quarterly reports on Form 10-Q during the fiscal years ended July 31, 2010 and 2009, and fees billed for other services rendered by Ehrhardt Keefe Steiner & Hottman PC during those periods.

Year Ended July 31	2010	2009

Audit Fees(1)	$112,502	$113,097
Audit Related Fees(2)	5,578	4,632
Tax Fees(3)	—	—

Total	$118,080	$117,729

(1)	Audit Fees include our quarterly reviews and performance of our annual audit.

(2)
Audit Related Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of ITEX’s financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, and accounting consultations regarding proposed transactions and acquisitions.

(3)	Tax Fees consist of the aggregate fees billed for professional services rendered by EKS&H for tax compliance, tax advice, and tax planning.

Pre-approval Policies and Procedures

In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has approved all of the services provided by Ehrhardt Keefe Steiner & Hottman PC referred to above. In some cases, the Audit Committee provides pre-approval for up to a year, related to a particular defined task or scope of work and subject to a specific budget. In other cases, a designated member of the Audit Committee may have the delegated authority from the Audit Committee to pre-approve additional services, and then must communicate such pre-approvals to the full Audit Committee. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates it by reference into such filing.

The Audit Committee has reviewed and discussed with our management our audited consolidated financial statements for the fiscal year ended July 31, 2010.  The Committee has discussed with Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”), our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (“Communication with Audit Committees”), as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Committee has also received the written disclosures and the letter from EKS&H required by applicable requirements of the PCAOB regarding EKS&H’s communications with the Committee concerning independence and the Committee has discussed the independence of EKS&H with that firm.

Based on the Committee’s review and discussions noted above, the Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended July 31, 2010, for filing with the Securities and Exchange Commission.

Submitted by:

John Wade (Chairman)
Eric Best

RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS
PROPOSAL 2

The Audit Committee has appointed the firm of Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”), which firm was engaged as independent registered public accountants for fiscal 2010, to audit our financial statements for the 2011 fiscal year, ending July 31, 2011. A proposal to ratify this appointment is being presented to the stockholders at the annual meeting. If stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.  Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of ITEX and our stockholders.

A representative of EKS&H is expected to be present at the meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.

The Board considers EKS&H to be well qualified and recommends that stockholders vote “FOR” ratification.

OTHER MATTERS

Other Matters Brought Before the Meeting

The Board of Directors does not presently intend to bring any other business before the meeting, and, we are not aware of any matters to be presented, other than those described in this proxy statement. As to any business that may properly come before the meeting, however, the persons named in the proxy will use their discretion to determine how to vote your shares.

Proxy Solicitation

The cost of soliciting proxies on behalf of the Board of Directors will be borne by ITEX.  These costs will include the expense of preparing, assembling, printing and mailing the notice, this proxy statement and any other material used in the Board’s solicitation of proxies to stockholders of record and beneficial owners, and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owners’ voting instructions.  We have not retained a proxy solicitor in conjunction with the annual meeting. In addition to soliciting proxies by mail, solicitations may be made personally, by telephone, fax, email or other electronic means by our directors and officers and regular employees, who will not be additionally compensated for any such services.  The employees used in our solicitation have public relations activities which are required to be performed as part of the normal course of their employment.  Proxies may also be solicited by means of press releases and other public statements. Additional information about persons who are participants in this proxy solicitation is set forth in Annex A.

We estimate that our expenses related to the solicitation in excess of those normally spent for an annual meeting in the absence of a proxy contest (and excluding the salaries and wages of our regular employees and officers) will be approximately $50,000, of which approximately $______ has been incurred as of the date of this proxy statement.

Other Information

A copy of our Form 10-K for the fiscal year ended July 31, 2010 as filed with the Securities and Exchange Commission is available, without charge, upon written request directed to:

ITEX Corporation
Attn: Investor Relations
3326 160th Avenue SE, Suite 100
Bellevue, WA  98008
1-800-277-9722 (extension 4017)

You also may obtain our Annual Report on Form 10-K over the Internet at the Securities and Exchange Commission’s Web site, www.sec.gov.

By Order of the Board of Directors

John Wade
Secretary

Bellevue, Washington

ANNEX A TO PROXY STATEMENT

SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS

The Company, its directors, its nominees for directors and certain of its officers and employees are participants in a solicitation of proxies in connection with the annual meeting. The directors, nominees for directors, officers and employees of the Company who are participants in the solicitation (the “Participants”) are listed below, together with the amount of the Company’s securities beneficially owned by each of these persons as of September 30, 2010.

The principal occupation of our directors and nominee Participants is set forth in this proxy statement under the section above entitled “Election of Directors” ─ Proposal 1.  The principal occupations of the other officers and employees are listed below. The principal occupation refers to such person’s position with ITEX. The business address of each of the Participants is ITEX Corporation, 3326 – 160th  Ave SE, Suite 100, Bellevue, WA  98008.

Name	Title	Shares Beneficially Owned
Steven White	Chief Executive Officer, Chairman of the Board	387,684	(1)
Eric Best	Director	25,000
John Wade	Director, Secretary, Treasurer	52,000
Rob Benson	VP - Operations	55,300	(2)
Alan Zimmelman	Investor Relations	52,579	(3)
Brian Argetsinger	VP - Marketplace	30,720

(1)	Mr. White has 26,000 unvested restricted stock awards outstanding.
(2)	Includes 400 shares owned by Mr. Benson’s spouse of which he disclaims beneficial ownership.
(3)	Includes 41,557 shares beneficially owned as trustee with voting and investment power over the Alan Zimmelman Revocable Trust.

Information Regarding Arrangements with Certain Participants

Employment and Change of Control Agreements

As described in the proxy statement, Mr. White is party to a change of control agreement. The change of control provisions require ITEX to make or provide certain payments and benefits to Mr. White in the event of a “change of control.”  See page 14, “Narrative to Summary Compensation Table ─ Employment and Change-in-Control Agreements.”

Except as described in the proxy statement or this Annex A, no Participant has entered into any agreement or understanding with any person respecting any future employment by ITEX or any of its affiliates or any future transactions to which ITEX or any of its affiliates will or may be a party.

Information Regarding Transactions in ITEX Securities by Participants

The following table sets forth all transactions that may be deemed purchases and sales of shares of common stock by the Participants within the past two years. Except where otherwise indicated, all transactions were pursuant to the Company’s equity compensation plan, and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Number of Shares (#)	Transaction Type
Steven White	10/08/09	39,000	Restricted stock award
	12/19/08	6,000	Restricted stock award

Eric Best	12/19/08	6,000	Restricted stock award

John Wade	12/19/08	6,000	Restricted stock award

Alan Zimmelman	7/28/10	10	Private purchase
	7/28/10	10	Private purchase
	11/17/09	100	Open market purchase

Brian Argetsinger	4/22/09	10,000	Private sale

Miscellaneous Information Concerning Participants

Except as described in this Annex A or otherwise disclosed in the Proxy Statement, to the Company’s knowledge:

•	No associate of any Participant beneficially owns, directly or indirectly, any securities of the Company.

•	No Participant beneficially owns, directly or indirectly, any securities of the Company.

•	No Participant owns any securities of the Company of record that such Participant does not own beneficially.

•
Since the beginning of the Company’s last fiscal year, no Participant or any of his or her associates or immediate family members was a party to any transaction, or is to be a party to any currently proposed transaction, in which (a) the Company was or is to be a participant, (b) the amount involved exceeded or exceeds $120,000 and (c) any such Participant, associate or immediate family member had or will have a direct or indirect material interest.

•
No Participant or any of his or her associates has any arrangements or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

•
No Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or giving or withholdings of proxies.

•
No Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting other than, with respect to each director nominee, such nominee’s interest in election to the Board.

Except as otherwise disclosed in the Proxy Statement, (a) no occupation carried on by any director or director nominee during the past five years was carried on with any corporation or organization that is a parent, subsidiary or other affiliate of the Company, (b) there are no family relationships among any of the directors, any of the director nominees and any executive officers of the Company, nor is there any arrangement or understanding between any director, director nominee, executive officer and any other person pursuant to which that director, director nominee or executive officer was selected as a director, director nominee or executive officer of the Company, as the case may be, and (c) there are no material proceedings in which any director, director nominee or executive officer of the Company is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company or any of its subsidiaries.

PRELIMINARY PROXY ─ SUBJECT TO COMPLETION

ITEX CORPORATION ATTN: INVESTOR RELATIONS 3326 – 160th AVE SE, SUITE 100 BELLEVUE, WA 98008
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time (8:59 P.M. Pacific Time) the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
– or –
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time (8:59 P.M. Pacific Time) the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.
– or –
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by ITEX in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M27125-P00420-Z53776	KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ITEX CORPORATION
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends a	For	Withhold	For All	To withhold authority to vote for any
vote FOR the following:	All	All	Except	individual nominee(s), mark “For All
Except” and write the number(s) of the
	☐	☐	☐	nominee(s) on the line below.

1.	Election of Directors

Nominees

01) Steven White
02) Eric Best
03) John A. Wade

The Board of Directors recommends a vote FOR proposal 2.		For	Against	Abstain

2.	Ratify the selection of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm for the fiscal year ending July 31, 2011.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or continuation thereof.

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
WHITE PROXY

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRELIMINARY PROXY ─ SUBJECT TO COMPLETION

Electronic Voting Alternatives

Are you voting electronically? This year? Next year?

Although you received your proxy materials by mail this year, you can still vote the shares conveniently by telephone or by the Internet. Please see the reverse side for instructions.

Additionally, you can choose to receive next year’s proxy materials (Form 10-K, proxy statement, and voting form) electronically via e-mail. If you wish to accept this offer, you will need to provide your e-mail address and the last 4 digits of your Social Security number before you click the final submission button as you cast your vote this year on the Internet at http://www.proxyvote.com. By choosing to become one of ITEX’s electronic recipients, you help support ITEX in its efforts to reduce printing and postage costs and conserve natural resources.

If you choose the option of electronic delivery of proxy materials and voting via the Internet, you will receive an e-mail before the next annual stockholders’ meeting, notifying you of the website containing both the proxy statement and Form 10-K to be viewed before casting your vote at http://www.proxyvote.com.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Form 10-K are available at www.proxyvote.com.

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M26818-P00420-Z53776

W H I T E P R O X Y	ITEX CORPORATION Annual Meeting of Stockholders December 10, 2010 10:00 A.M. This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder hereby appoints STEVEN WHITE and JOHN WADE, or each of them, as proxies, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ITEX CORPORATION that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M., Pacific Time on December 10, 2010, at Embassy Suites, 3225 158th Avenue S.E., Bellevue, WA  98008, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations (i.e., FOR the election of the three director nominees, and FOR proposal 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or continuation thereof.

Continued and to be signed on reverse side